Monthly Certificateholder Statement
                             FASCO Auto Trust 1996-1
                     6.65% Class A Asset-Backed Certificates
                    10.00% Class B Asset-Backed Certificates

Distribution Date                                                        7/15/96
Collection Period                                                           6/96

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among Financial Asset Securities Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.

(a)      The aggregate amount of the distribution
         to Class A Certificateholders on the Distribution
         Date set forth above                                        $847,465.59

(b)      The amount of the distribution set forth in
         paragraph A.1. (a) above in respect of interest             $468,025.41

(c)      The amount of the distribution set forth in
         in paragraph A.1. (a) above in respect of principal         $379,440.18

(d)      The amount of the distribution set forth in
         paragraph A.1. (a) above, per  $1,000 interest                   $10.03

(e)      The amount of the distribution set forth in
         paragraph A.1. (b) above, per $1,000 interest                     $5.54

(f)      The amount of the distribution set forth in
         paragraph A.1. (c) above, per $1,000 interest                     $4.49

(g)      The  aggregate   amount  of  the  distribution  to  Class  B
         Certificateholders  on the Distribution Date set forth above
         (given to the  Collateral  Agent for deposit into the Spread
         Account)                                                     $57,012.52

(h)      The amount of the distribution set forth in
         paragraph A.1. (g) above in respect of interest              $37,041.98

(i)      The amount of the distribution set forth in
         in paragraph A.1. (g) above in respect of principal          $19,970.54

(j)      Scheduled Payments due in such Collection Period          $2,613,489.98

(k)      Scheduled Payments collected in such
         Collection Period                                           $959,807.37

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances

 (a)      The aggregate Principal Balance of the
          Receivables as of the close of business
          on the last day of the preceding Collection  Period     $88,900,750.37

 (b)      The Class A Certificates Balance as of the close
          of business on the last day set  forth  above,
          after  giving  effect to payments allocated to
          principal in paragraph A.1.(c) above                    $84,076,272.67

 (c)      The Class A Certificates Balance as of the close
          of business on the last day set  forth  above,
          after  giving  effect to payments allocated to
          principal in paragraph A.1.(c) above                     $4,425,066.98

 (d)      The Pool factor as of the close of business
          on the last day set forth above                              0.9955072

     2     Servicing Fee and Purchased Receivables.

(a)      The aggregate amount of the Servicing Fee
         (exclusive of the Standby Fee paid to the
         Standby Servicer) paid to the Servicer with
         respect to the Collection Period set forth above             $87,524.27

(b)      The aggregate amount of the Standby Fee
         paid to the Standby Servicer with respect to the
         Collection Period set forth above.                            $3,358.47

(c)      The amount of the payment set forth in
         paragraph B.2. (a) above per $1,000 interest                      $1.04

(d)      The amount of the payment set forth in
         paragraph B.2. (b) above per $1,000 interest                      $0.04

(e)      The amount of any unpaid Servicing Fee                            $0.00

(f)      The change in the amount of any unpaid
         Servicing Fee from the prior Distribution Date                    $0.00

         The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
         Period
                Number                                                         3
                Aggregate Purchase Amount                             $36,536.53

     3     Payment Shortfalls.

(a)      The amount of the Class A Interest Carryover shortfall
         after giving effect to the payments set forth in
         paragraph A.1. (b) above                                          $0.00

(b)      The  amount of the  Class A  Principal  Carryover  Shortfall after giving effect to the payment set forth in
         paragraph A.1. (c) above                                          $0.00

(c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
         paragraph A.1. (h) above                                          $0.00

(d)      The  amount of the  Class B  Principal  Carryover  Shortfall after giving effect to the payment set forth in
         paragraph A.1. (i) above                                          $0.00


     4     Payahead Account.

(a)      The aggregate Payahead Balance on the
         prior Distribution Date                                      $38,454.00

(b)      Distributions (to) from Collection Account                 ($12,022.23)
         for Payaheads

(c)      Interest earned on Payahead Balances                              $0.00

(d)      Ending Payahead Account Balance                              $26,431.77

     5     Spread Account.

(a) The Specified Spread Account Balance with respect to such Distribution Date and the Spread Account Balance on the Distribution Date set forth above, after giving effect to distributions made on such Distribution Date
                Specified Spread Account Balance                  $11,283,920.81
                Spread Account Balance                             $3,144,639.95

(b)      The change in the spread account on the Distribution
         Date set forth above                                         $33,113.69

     6     Policy

(a)      The amount paid to the Certificateholders
         under the Policy for such Distribution Date                       $0.00

(b)      The amount distributable to the Certificate
         Insurer on such Distribution Date                            $13,895.94

     7     Losses and Delinquencies.

(a)      The aggregate amount of Realized Losses on the
         Distribution Date set forth above                                 $0.00

(b)      The change in the aggregate amount of
         Realized Losses from the prior Distribution Date                  $0.00

(c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                Number                                                        77
                Aggregate Gross Amount                             $1,045,000.00

(d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                Number                                                         0
                Aggregate Gross Amount                                     $0.00

     8     Performance Triggers

(a)      Delinquency Ratio                                                 0.99%

(b)      Average Delinquency Ratio                                         0.99%

(c)      Average Default Rate                                              0.00%

(d)      Average Loss Ratio                                                0.00%

(e)      Is a Portfolio Performance Test violation continuing?                No

(f)      Has an Insurance Agreement Event of Default occurred?                No

CPS Auto Grantor Trust 1995-4
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                           NO
     Deficiency Claim Amount                                                0.00

Is there a Class B Deficiency?                                                NO
     Class B Deficiency                                                     0.00
     Cash Available this month to cover Class B Deficiency                  0.00

Inputs
     Gross Collection Proceeds:                                     1,033,876.71
     Lock Box NSF Items:                                              (2,269.04)
     Transfers from (to) Payahead Account:                             12,022.23
     Collection Account Interest                                            0.00
     Payahead Account Interest                                              0.00
     Total Collection Proceeds:                                     1,043,629.90
     For Distribution Date:                                              7/15/96
     For Determination Date:                                              7/8/96
     For Collection Period:                                                 6/96

     Collateral Activity Information

Principal
Beginning Principal Balance                           88,900,750.37
   Principal portion of payments
     collected (non-prepayments)                                      315,588.19
   Prepayments in full allocable
     to principal                                                      47,286.00
 Collections allocable to principal                      362,874.19
 Partial prepayments relating to
   various contracts or policies                               0.00
 Liquidation Proceeds allocable to principal                   0.00
 Purchase Amounts allocable to principal                  36,536.53
                                                          ---------
         Total Principal                                 399,410.72

         Realized Losses                                       0.00
         Cram Down Losses                                      0.00

Ending Principal Balance                              88,501,339.65

Interest
  Collections allocable to interest                      644,219.18
  Liquidation Proceeds allocable to interest                   0.00
  Purchase Amounts allocable to interest                       0.00
  Recoveries from Liquidated
    Receivables from prior periods                             0.00
                                                          ---------
         Total Interest                                  644,219.18


Certificate Information
  Beginning of Period Class A Principal Balance       84,455,712.85
  Beginning of Period Class B Principal Balance        4,445,037.52

Miscellaneous Balances
  Beginning of Period Spread Account Balance           3,111,526.26
  Additional Servicing Fee Amounts
    (late fees,prepayment charges, etc.)                   3,562.45
  Aggregate Payahead Balance                              26,431.77
  Aggregate Payahead Balance for
    preceding Distribution Date                           38,454.00
  Interest Earned on Payahead Balances                         0.00
  Scheduled Payments due in Collection Period          2,613,489.98
  Scheduled Payments collected in
    Collection Period                                    959,807.37
  Aggregate Amount of Realized Losses
    for preceding Distribution Date                            0.00

Miscellaneous Current Expenses
  Trustee's out-of-pocket expenses                             0.00
  Collateral Agent's expenses                                  0.00
  Transition Expenses to Standby Servicer                      0.00
  Transition Expenses to successor Servicer                    0.00
  Other Reimbursement Obligations to
    Certificate Insurer (non-Premium)                          0.00

Miscellaneous Unpaid Amounts from Prior Collection Periods
  Unpaid Standby Fee from prior Collection Periods             0.00
  Unpaid Servicing Fee from prior Collection Periods           0.00
  Unpaid Trustee Fee from prior Collection Periods             0.00
  Unpaid Trustee's out-of-pocket expenses
    from prior Collection Periods                              0.00
  Unpaid Collateral Agent  Fee
    from prior Collection Periods                              0.00
  Unpaid Collateral Agent Expenses
    from prior Collection Periods                              0.00

Delinquency Information

                                                                 Aggregate Gross
                                                                      Amount
                                            # of Receivables      of Receivables
                                             --------------       --------------
  31 - 59 days delinquent                          77              1,045,000.00
  60+ days delinquent                               0                      0.00


Purchased Receivables

                                                                     Aggregate
                                                                    Purchase Amt
                                            # of Receivables      of Receivables
                                             --------------       --------------
                                                    3                 36,536.53

Information for Portfolio Performance Tests

  Principal Balance of all  Receivables delinquent
    more than 30 days as of the close
    of business on the last day of the
    related Collection Period.                         1,045,000.00

  Principal  Balance of all Receivables that
  became Purchased  Receivables as of
  the close of  business  on the
  last day of the  related  Collection
  Period and that were delinquent 30 days or more.        36,536.53

  Principal  Balance of all Receivables
  that became  Defaulted  Receivables
  during the related Collection Period.                        0.00

  Delinquency Ratio for second preceding Determination Date    0.00%
  Delinquency Ratio for third preceding Determination Date     0.00%

  Default Rate for second preceding Determination Date         0.00%
  Default Rate for third preceding Determination Date          0.00%

  Net Loss Ratio for second preceding Determination Date       0.00%
  Net Loss Ratio for third preceding Determination Date        0.00%


  Is a Portfolio Performance Test violation continuing? (Y/N)     N
  Has an Insurance Agreement Event of Default occurred? (Y/N)     N

Calculations

  Total Distribution Amount
    All collections on receivables (incl.
      amts from payahead, excl.
      amounts deposited into payahead)                 1,007,093.37
    Liquidation Proceeds                                       0.00
    Recoveries                                                 0.00
    Purchase Amounts                                      36,536.53
    Certificate Insurer Optional Deposit
      pursuant to Section 4.11(iii)                            0.00
    Investment earnings from Collection Account                0.00
    Investment earnings from Payahead Account                  0.00
                                                          ---------
           Total Distribution Amount                   1,043,629.90


Distributable Amount
  Principal Distributable Amount
    Principal portion of payments
      collected (non-prepayments)                        315,588.19
    Prepayments in full allocable to principal            47,286.00
    Principal Balance of Liquidated Receivables                0.00
    Purchase Amounts allocable to principal               36,536.53
    Cram Down Losses                                           0.00
                                                          ---------
Principal Distributable Amount                           399,410.72

  Class A Principal Distributable Amount
    Principal Distributable Amount                       399,410.72
    Times Class A Percentage (95%)                               95%
                                                          ---------
                                                         379,440.18

  Certificate Insurer Optional Deposit:
    Class A Prin Distributable Amt.                            0.00
                                                         ----------
  Class A Principal Distributable Amount                 379,440.18

  Class A Interest Distributable Amount
    Beginning of Period Principal
      Balance of the Certificates                     84,455,712.85
    Multiplied by Certificate
      Pass-Through Rate                                        6.65%
    Multiplied by 30/360, or for the first
      Distribution Date, by 17/360                        0.0833333
                                                          ---------
  Class A Interest Distributable Amount                  468,025.41


  Class B Principal Distributable Amount
    Principal Distributable Amount                       399,410.72
    Times Class B Percentage (5%)                                 5%
                                                          ---------
  Class B Principal Distributable Amount                  19,970.54

  Class B Interest Distributable Amount
    Beginning of Period Principal
      Balance of the Certificates                      4,445,037.52
    Multiplied by Certificate Pass-Through Rate               10.00%
    Multiplied by 30/360, or for the
      first Distribution Date, by 17/360                  0.0833333
                                                          ---------
    Class B Coupon Interest Amount                        37,041.98


Carryover Shortfalls from Prior Periods
  Class B Principal Carryover Shortfall
    from previous period                                       0.00
  Interest on Class B Principal
    Carryover Shortfall                                        0.00
                                                          ---------
                                                               0.00

Class B Interest Carryover Shortfall
  from previous period                                         0.00
Interest on Class B Interest
  Carryover Shortfall                                          0.00
                                                          ---------
                                                               0.00

Class A Principal Carryover
  Shortfall from previous period                               0.00
Interest on Class A
  Principal Carryover Shortfall                                0.00
                                                          ---------
                                                               0.00

Class A Interest Carryover Shortfall
  from previous period                                         0.00
Interest on Class A Interest
  Carryover Shortfall                                          0.00
                                                          ---------
                                                               0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                               Use           Source    act distributed     Source
                                                                               ---           ------    ---------------     ------
(i)      Standby Fee                                                         3,358.47    1,043,629.90      3,358.47   1,043,629.90
         Servicing Fee (2.0%)                                               83,961.82    1,040,271.43     83,961.82           0.00
         Additional Servicing Fee Amounts (late fees,                        3,562.45      956,309.61      3,562.45           0.00
         prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                        0.00      952,747.16          0.00
         Unpaid Servicing Fee from prior Collection Periods                      0.00      952,747.16          0.00
(ii)     Transition Expenses to Standby Servicer                                 0.00      952,747.16          0.00
(iii)    Trustee Fee                                                           629.71      952,747.16        629.71
         Trustee's out-of-pocket expenses                                        0.00      952,117.45          0.00
         Unpaid Trustee Fee from prior Collection Periods                        0.00      952,117.45          0.00
         Unpaid Trustee's out-of-pocket expenses from prior                      0.00      952,117.45          0.00
         Collection Periods
(iv)     Collateral Agent Fee                                                  629.71      952,117.45        629.71
         Collateral Agent Expenses                                               0.00      951,487.74          0.00
         Unpaid Collateral Agent  Fee from prior                                 0.00      951,487.74          0.00
         Collection Periods
         Unpaid Collateral Agent Expenses from prior                             0.00      951,487.74          0.00
         Collection Periods
(v)      Class A Interest Distributable Amount                             468,025.41      951,487.74    468,025.41
         Class A Interest Carryover Shortfall                                    0.00      483,462.33          0.00
(vi)     Class B Coupon Interest                                            37,041.98      483,462.33     37,041.98
         Class B Carryover Interest                                              0.00      446,420.35          0.00
(vii)    Class A Principal Distributable Amount                            379,440.18      446,420.35    379,440.18     664,189.72
         Class A Principal Carryover Shortfall                                   0.00       66,980.17          0.00     664,189.72
(viii)   Certificate Insurer Premium                                        13,895.94       66,980.17     13,895.94
         Certificate Insurer Premium Supplement                                  0.00       53,084.23          0.00
         Other Reimbursement Obligations to Certificate Insurer                  0.00       53,084.23          0.00
(ix)     Transition Expenses to successor Servicer                               0.00       53,084.23          0.00
(x)      Class B Principal Distributable Amount - Unadjusted                19,970.54       53,084.23     19,970.54
         Current Month Class B Principal Carryover Shortfall                     0.00       33,113.69          0.00
         Class B Principal Carryover Shortfall - Previous Month(s)               0.00       33,113.69          0.00
         Adjusted Class B Principal Distributable Amount                    19,970.54       33,113.69     19,970.54
(xi)     Remaining amounts to Collateral Agent for deposit                  33,113.69       13,143.15     13,143.15
         in Spread Account                                                                       0.00

Certificate Balance
  Class A Beginning of Period Principal Balance       84,455,712.85
    Class A Principal Distributions                      379,440.18
  Class A End of Period Principal Balance             84,076,272.67

  Class B Beginning of Period Principal Balance        4,445,037.52
    Class B Principal Distributable Amount                19,970.54
  Class B End of Period Principal Balance              4,425,066.98

Carryover Shortfalls After Current Distributions
Class B principal Carrryover Shortfall
the excess if any, of
  the sum of
    Class B Principal Distributable Amount                19,970.54
    Class B Principal Carryover Shortfall                      0.00
  over
    amount actually distributed as principal              19,970.54
                                                          ---------
                                                               0.00
Class B Interest Carrryover Shortfall
the excess if any, of
  the sum of
    Class B Coupon Interest Amount                        37,041.98
    Class B Interest Carryover Shortfall                       0.00
  over
    amount actually distributed as interest               37,041.98
                                                          ---------
                                                               0.00
Class A principal Carrryover Shortfall
the excess if any, of
  the sum of
    Class A Principal Distributable Amount               379,440.18
    Class A Principal Carryover Shortfall                      0.00
  over
    amount actually distributed as principal             379,440.18
                                                          ---------
                                                               0.00
Class A Interest Carrryover Shortfall
the excess if any, of
  the sum of
    Class A Interest Distributable Amount                468,025.41
    Class A Interest Carryover Shortfall                       0.00
  over
    amount actually distributed as interest              468,025.41
                                                          ---------
                                                               0.00

Deficiency Claim Amount
     (i)   Total Distribution Amount                   1,043,629.90
     (ii)  Amounts payable pursuant to
           Section 4.6(c) (i) - (ix)                     990,545.67
           If (i) is less than (ii),
           there is a Deficiency Claim Amount                    NO
           Deficiency Claim Amount                             0.00

Class B Deficiency
     (i)   Amounts  available to make payments
           pursuant to Section 4.6(c) (vi) and (x)        57,012.52
     (ii)  Amounts payable  pursuant to Section 4.6(c)
           (vi) and (x)                                   57,012.52
           If (i) is less than (ii), there is a
           Class B Deficiency                                    NO
           Class B Deficiency                                  0.00


Calculations
Performance Measures
  Calculation of Delinquency Ratio (Current Period)
    Delinquency Amount
      Receivables more than 30 days delinquent         1,045,000.00
      Purchased receivables more than
        30 days delinquent                                36,536.53
                                                          ---------
           Total                                       1,081,536.53

    Aggregate Gross Principal  Balance
      as of the close of
      business on the last day of the
      Collection Period.                             109,292,965.52
  Delinquency Ratio                                            0.99%

  Calculation of Average Delinquency Ratio
    Delinquency Ratio for most recent Determination Date       0.99%
    Delinquency Ratio for second
      preceding Determination Date                             0.00%
    Delinquency Ratio for third preceding
      Determination Date                                       0.00%
                                                          ---------
  Average Delinquency Ratio                                    0.99%       0.33%

  Calculation of Default Rate (Current Period)
    Default Amount
      Principal Balance of Defaulted Receivables               0.00
                                                          ---------
           Total                                               0.00

  Calculation of Average Principal Balance
    Aggregate Principal Balance at end of
      related Collection Pd.                          88,501,339.65
    Aggregate Prin. Bal. at end of 2nd
      preceding Collection Pd.                        88,900,750.37
                                                      -------------
                                                      88,701,045.01

  Default Rate                                                 0.00%

    Calculation of Average Default Rate
      Default Rate for most recent Determination Date          0.00%
      Default Rate for second preceding Determination Date     0.00%
      Default Rate for third preceding Determination Date      0.00%
                                                          ---------
  Average Default Rate                                         0.00%

  Calculation of Net Loss Ratio (Current Determination Date)
    Calculation of Net Liquidation Losses
      Principal Balance plus
        accrued and unpaid interest of
        Liquidated Receivables                                 0.00

      Cram Down Losses                                         0.00
      Net Liquidation Proceeds                                 0.00
                                                          ---------
      Net Liquidation Losses                                   0.00

      Calculation of Average Principal Balance
         Aggregate Principal Balance
           at end of related Collection Pd.           88,501,339.65
         Aggregate Prin. Bal. at end of
           2nd preceding Collection Pd.               88,900,750.37
                                                      -------------
      Average Principal Balance                       88,701,045.01

  Net Loss Ratio                                               0.00%

Calculations

  Calculation of Average Loss Ratio
    Net Loss Ratio for most recent Determination Date          0.00%
    Net Loss Ratio for second preceding Determination Date     0.00%
    Net Loss Ratio for third preceding Determination Date      0.00%
                                                          ---------
Average Loss Ratio                                             0.00%


  Spread Account
    Spread Account Cap
      12.75% of Outstanding Certificate Balance                    11,283,920.81
      15% of Outstanding Certificate Balance                       13,275,200.95
      Is a Portfolio Performance Test
        violation continuing? (Y/N)                                           N
      Has an Insurance Agreement Event of
        Default occurred? (Y/N)                                               N
                                                                   -------------
     Cap Amount                                       11,283,920.81

    Spread Account Floor
      3.5% of the Initial Certificate Balance                       3,111,526.26
      Outstanding Certificate Balance                              88,501,339.65
      Minimum Floor                                                   100,000.00
                                                                   -------------
     Floor Amount                                      3,111,526.26

    Required Spread Account Amount                    11,283,920.81
    Beginning of Period Spread Account Balance         3,111,526.26
    Spread Account Deposit (Withdrawal)
      from Current Distributions                          33,113.69
    Transfer (to) from Cross-Collateralized
      Spread Accounts                                          0.00
    Required addition to/(eligible
      withdrawal from) Spread Account                  8,139,280.86
    Earnings on Spread Account Balance                         0.00
    Amount of Spread Account deposit (withdrawal)              0.00
    Ending Spread Account Balance                      3,144,639.95


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:
                           ----------------------------------------------------

                  Name:                      Jeffrey P. Fritz
                           ----------------------------------------------------
                  Title:      Senior Vice President - Chief Financial Officer
                           ----------------------------------------------------


  Current month excess servicing fee                         0.448%